UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

(Address of principal executive offices, including zip code)

(856) 917-1744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Director Indemnification Agreements

On January 26, 2012, PHH Corporation (“PHH,” the “Company,” “we,” “our” or “us”) entered into separate Indemnification Agreements (the “Indemnification Agreements”) with each of Glen A. Messina and Charles P. Pizzi, each of whom is a director of the Company. The Company has previously entered into Indemnification Agreements with each other member of the Board of Directors (the “Board”) of the Company.  Pursuant to such Indemnification Agreements, the Company has agreed to indemnify and advance expenses and costs incurred by each director in connection with any claims, suits or proceedings arising as a result of his or her service as a director, to the maximum extent permitted by law, including third-party claims and proceedings brought by or in right of the Company. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, a form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in the Size of the Board; Election of Charles P. Pizzi as a Class III Director

On January 26, 2012, the Board, in accordance with Section 2.02 of the Company’s By-laws and upon the recommendation of the Corporate Governance Committee of the Board, increased the size of the Board from eight directors to nine directors, with the newly created directorship being in Class III of the Board, and then elected Mr. Charles P. Pizzi, 61, as a Class III director to fill the newly created vacancy.  Mr. Pizzi was also elected to the Board’s Human Capital and Compensation Committee.

Mr. Pizzi will be entitled to receive compensation, as more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2011, for his services as a non-employee director of the Company and as a member of the Human Capital and Compensation Committee of the Board.

Mr. Pizzi served as the President and Chief Executive Officer of Tasty Baking Company from 2002 until its merger with Flowers Foods, Inc. in 2011.  Mr. Pizzi currently serves as a member of the Board of Directors of Brandywine Realty Trust (NYSE: BDN), Allied Barton Security Services, Independence Blue Cross and FS Energy and Power Fund.  Mr. Pizzi was a member of the Board of Directors of the Federal Reserve Bank of Philadelphia from 2006 through 2011 and served as its Chairman from 2010 through 2011.

Retirement of James W. Brinkley

On January 26, 2012, the Company announced that James W. Brinkley has informed the Company of his intention to retire as a director of the Company effective June 30, 2012.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.02 of this Current Report on Form 8-K under the heading “Increase in the Size of the Board; Election of Charles P. Pizzi as a Class III Director” is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                  Exhibits

Exhibit No.	Description	Incorporation by Reference
10.1	Form of Indemnification Agreement	Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on August 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel & Secretary

Dated: February 1, 2012